                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           JUNO ONLINE SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



               Delaware                                  13-3914547
--------------------------------------------------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)



  1540 Broadway, New York, New York                        10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /
                                                    --

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/
                                                    --

         Securities Act registration statement file number to which this form relates: 333-73449.


         Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                      Name of Each Exchange on Which
       to be Registered                         Each Class is to be Registered
       ----------------                         ------------------------------

                                     None.

         Securities to be registered pursuant to Section 12(g) of the Act:

       Title of Each Class                      Name of Each Exchange on Which
        to be Registered                        Each Class is to be Registered
        ----------------                        ------------------------------
  Common Stock, $0.01 par value                   Nasdaq National Market

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           The description of the Common Stock, $.01 par value, of the Registrant under the caption "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1, File No. 333-73449 (the "Form S-1"), as filed with the Securities and Exchange Commission on March 5, 1999, as amended, is hereby incorporated by reference.

ITEM 2.    EXHIBITS.

Exhibit No.         Description
-----------         -----------

1.1                 Specimen certificate for shares of the Registrant's Common
                    Stock, $.01 par value, incorporated by reference to Exhibit
                    4.1 of the Form S-1

2.1                 Amended and Restated Certificate of Incorporation of the
                    Registrant, incorporated by reference to Exhibit 3.5 of the Form S-1

2.2 Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.7 of the Form S-1

2.3 Amended and Restated Registration Rights Agreement, dated as of March 1, 1999, incorporated by reference to Exhibit 10.3 of the Form S-1

                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         JUNO ONLINE SERVICES, INC.
                                         (Registrant)


Dated:     May 5, 1999                      By: /s/  Charles Ardai
                                            ---------------------------------
                                                  Charles E. Ardai
                                                  President

                                       3